U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024
ARQ, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 15, 2024, Arq, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (the “Purchasers”) for the private placement (the “Private Placement”) of an aggregate of 2,142,858 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $7.00 per Share. The aggregate gross proceeds for the Private Placement are expected to be approximately $15 million, before deducting offering expenses, and the Private Placement is expected to close on May 16, 2024, subject to customary closing conditions.
The Private Placement and entry into the Purchase Agreement followed an unsolicited offer for the purchase of securities from the Purchasers subsequent to the Company’s release of its earnings for the quarter ended March 31, 2024. The Company intends to use the net proceeds from the proposed financing for working capital, capital expenditures and general corporate purposes.
The Purchase Agreement contains customary representations, warranties, and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.
In addition, on May 15, 2024 the Company and the Purchasers entered into a registration rights agreement (the "Registration Rights Agreement"), pursuant to which the Company agreed to file the registration statement (the “Registration Statement”) with the SEC within 10 calendar days after closing of the Private Placement (subject to certain exceptions) covering the Shares, to use its commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold by a non-affiliate of the Company without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.
The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchasers represented that they were accredited investors within the meaning of Rule 501(a) of Regulation D and were acquiring the Shares as principal for their own accounts and not with a view to or for distributing or reselling the Shares. The Shares sold and issued in the Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.
The Company’s board of directors granted Purchasers an exemption under the Company’s Tax Asset Protection Plan, as amended (the “Plan”), dated May 5, 2017 for the acquisition or ownership of the Shares in the Private Placement, so that such acquisition and ownership of the Shares in the Private Placement will be deemed an Exempt Transaction under the Plan.
The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Registration Rights Agreement filed as Exhibits 10.1 and 10.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities
See the description set out under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure
On May 16, 2024, the Company issued a press release announcing the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*	Securities Purchase Agreement dated as of May 15, 2024, by and among the Company and the Purchasers named therein.
10.2*	Registration Rights Agreement dated as of May 15, 2024, by and among the Company and the Purchasers named therein.
99.1	Press Release dated May 16, 2024 (Furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC. Additionally, certain portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K because the omitted information is not material and is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024

Arq, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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